UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 22, 2014
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)
(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2014, Atmos Energy Corporation (the “Company”) entered into the Fourth Amendment to Revolving Credit Agreement with The Royal Bank of Scotland plc, as Administrative Agent, and a syndicate of 13 other lenders identified therein (the “Fourth Amendment”), which amends the Company’s existing Revolving Credit Agreement dated May 2, 2011, which was previously amended on May 31, 2011, December 7, 2012 and August 22, 2013 (the “RBS Facility”). The primary changes to the RBS Facility, as reflected in the Fourth Amendment, were to (i) extend the expiration date of the RBS Facility for one (1) additional year to August 22, 2019, (ii) increase the committed loan amount from $950,000,000 to $1,250,000,000 and (iii) retain the $250,000,000 accordion feature (allowing for an increase in the total committed loan amount to $1,500,000,000).

The RBS Facility, as amended (the “Credit Facility”), will continue to be used for working capital, capital expenditures and other general corporate purposes. There were no other material changes to the Credit Facility as a result of the execution of the Fourth Amendment. With respect to the other parties to the Credit Facility, the Company has or may have had customary banking relationships based on the provision of a variety of financial services, including without limitation, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party. A copy of the Fourth Amendment is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1
Fourth Amendment to Revolving Credit Agreement, made and entered into as of August 22, 2014, by and among Atmos Energy Corporation, a Texas and Virginia corporation, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and The Royal Bank of Scotland plc, in its capacity as Administrative Agent for the Lenders

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: August 22, 2014	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Fourth Amendment to Revolving Credit Agreement, made and entered into as of August 22, 2014, by and among Atmos Energy Corporation, a Texas and Virginia corporation, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and The Royal Bank of Scotland plc, in its capacity as Administrative Agent for the Lenders